THE

SELECTED FUNDS

SEMI-ANNUAL

REPORT

June 30, 1997







SELECTED
   FUNDS
DAVIS SELECTED ADVISERS

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

Dear Shareholder:

Market Overview

During the last six months, we continued to see strong equity market returns, a healthy economy and low inflation. Looking ahead, we remain optimistic about the role of U.S.-style capitalism, the ability for companies to grow and prosper over time and the impact good management can have in creating shareholder value.

Our approach is strictly long term and we judge every investment in relation to the risk-free return available from bonds. With U.S. Treasury bonds now yielding around 7%, investors could buy a zero-coupon Treasuryand double their money in 10 years or quadruple it in 20 years. That's a tough bogey for stocks. Yet over 70 years stocks have compounded at more than 10% as an annual average.

We think the economy has become less cyclical for several reasons. More than 70% of the jobs today are held in less cyclical service sectors of the economy. Computers are used increasingly to manage inventories and that helps prevent big inventory cycles. The Federal Reserve has taken to announcing its intentions in advance so that interest rate shocks are less likely. And we are still reaping an enormous peace dividend from the end of the Cold War, as technology has been applied more and more to the private sector and cutbacks in defense spending have eased budget deficit pressures.

The longest economic cycle on record lasted 107 months in the 1960s. We are now in the 77th month of this expansion and see no apparent reason why the cycle should come to a speedy end. In fact, our hope is that the economy will fluctuate around a 2% to 3% growth rate, avoiding both boom and recession, with interest rates ranging from 6% to 8% and inflation contained at 2% to 4%.

The Dow has the potential to approach 10,000 around the turn of the century, punctuated by volatility and corrections of up to 1,000 points along the way. Even so, the Dow has advanced very rapidly, and the percentage gains will not be what we are used to.

As long-term investors, we will undoubtedly be investing through market drops, adding to our core holdings and building new positions at attractive valuations so that we can continue to participate in the optimism that has always followed pessimism. We encourage our shareholders to maintain a similar long-term perspective as they seek to build wealth over time.


Sincerely,

/s/ Robert J. Greenebaum                   /s/ Shelby M.C. Davis
----------------------------------         ------------------------------
Robert J. Greenebaum                       Shelby M.C. Davis
Chairman                                   Chief Investment Officer


August 20, 1997

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER OF SELECTED AMERICAN SHARES

Selected American Shares, our large-cap growth-and-income fund, was the #1 performing growth-and-income fund for the one-year period ended June 30, 1997. The fund generated a return of 44.55% for the period compared to an average of 28.12% for the 547 growth-and-income funds tracked by Lipper Analytical Services, Inc.<F1> In the first six months of 1997, Selected American provided a total return of 20.28%, also well ahead of the average growth and income fund. In addition, as of June 30, 1997, the fund held an overall Morningstar rating of **** (four stars) for risk-adjusted performance.<F2>

In February 1997, Christopher C. Davis became sole Portfolio Manager of Selected American Shares after serving as Co-Portfolio Manager since 1995. A recent Morningstar report cited Davis' contribution to the fund's outstanding record, noting: "Shareholders should be heartened to learn...that the fund will probably be managed in a similar fashion for a long time to come....his strategy and experience inspire confidence."<F3>

Q.  What's your primary message for shareholders today?

A. The incredible performance and duration of this bull market has led to careless thinking on the part of many investors. For example, many index fund investors would undoubtedly be delighted if they could be guaranteed the market would reach 10,000 in four years. But they may not be delighted to learn that this performance equates to an annualized return of only 5.7%, less than the return now available on government bonds of comparable duration.

In the midst of this market euphoria, we continue to stick to the basics, applying an investment approach that has been successfully employed by the Davis family in bull and bear markets during the past 50 years. Most importantly, we recognize that stocks are not merely pieces of paper, but represent ownership interests in businesses. As a result, our entire investment process boils down to two simple questions: What kind of businesses do we want to own and how much should we pay for them?

At the annual meeting of Berkshire Hathaway this year, Chairman Warren Buffett made the same point in a different way. He noted that in investing there are two kinds of risks-business risk, or the risks inherent in the type of business you own, and valuation risk. In today's high market, we think it's more important than ever to focus on managing risk both in the businesses that we buy and in the prices we pay for them.

Q.  How do you control business risk?

A. Our basic philosophy is to buy financially strong, growing companies at discount prices-what we call growth stocks in disguise-and to hold them for the long term. In this regard, we think that financial stocks offer the greatest opportunity for the 90s and beyond. These stocks have been, and we believe will continue to be, a driving force in our overall performance.

Financial companies are in non-faddish businesses that don't become obsolete, which is an important consideration in controlling risk. These companies also continue to benefit from favorable long-term demographic and macroeconomic trends, as the baby boomers enter their peak earning and investing years and as capitalism spreads around the world.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER OF SELECTED AMERICAN SHARES - CONTINUED

Other types of businesses that we believe offer lower risk potential are high-quality consumer companies, pharmaceutical companies that have broad product ranges and some energy services companies, which continue to be an area of growing interest for the fund.

As always, we also try to control risk by looking closely at the managements with which we invest. We want managers who are doers, not bluffers. Companies with first-class managements tend to anticipate change and can become prudent acquirers of competitors during bad times.

Q.  How do you control valuation risk?

A. We think of ourselves as opportunistic buyers. We generally buy companies when they are under a cloud, that is, when some short-term disappointment has created an opportunity to buy growth at a value price, particularly at a low valuation relative to the market. For example, Selected American Shares has benefited from the recovery of some technology issues purchased during the "tech wreck" a year ago.

Because of our strong price discipline, our portfolio, by and large, has a lower price/earnings multiple than the market. We think that buying companies with modest but sustainable growth prospects, strong dividend yields and solid balance sheets when expectations and valuations are low is a good formula to follow in a high market.

Investing in a world-class company when it is out of favor because of short-term events reduces the risk of incurring the calamitous losses that occur when glamour stocks with high valuations fail to live up to the market's great expectations and their prices plunge. We never lose sight of the fact that our firm's long-term investment record has been built as much by avoiding the big losers as by picking winners.

Q.  What's your long-term outlook?

A. Our focus on risk should not lead anyone to think that we have changed our firmly held conviction that equities offer the best way to create long-term wealth. Because the fund's turnover remains low, changes in the portfolio tend to be quite gradual and our philosophy is always the same:
We buy value and hold it for the long term.

Nevertheless, the bullish story on equities is well known and we must temper our optimism with the understanding that markets will rarely be as generous as they have been in the last several years.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, MANAGER OF SELECTED SPECIAL SHARES

Selected Special Shares, our diversified small- and mid-cap growth fund, rose 10.6% for the first six months of 1997 compared to a first-half return of 6.0% for the Lipper Small Company Funds Index and 13.0% for the S&P MidCap 400 Index. After posting a (7.0)% decline in the first quarter of the year, the fund scored strong gains in the second quarter, generating a total return of 19.0% versus returns of 14.7% for the S&P 400 and 17.1% for the Lipper Small Company Funds Index over the same three-month period.<F4>

Many small-cap funds pursue short-term performance by aggressively concentrating on volatile speculative plays and hot sectors. We have positioned Selected Special Shares as a small company growth fund designed to build long-term wealth for shareholders over a prolonged period of time while seeking to deliver less volatile returns and avoid major losses. The fund's three-year performance record-an average annual total return of 20.1%-supports this objective.

Q. Could you provide some perspective on the performance of the small-capmarket and your fund this year?

A. The performance of the small-cap market in the first half demonstrates how important it is to invest with a long-term view rather than trading in and out of these stocks. You want to be invested when the market turns up because historically, most of the gains are made in the first few weeks, as we saw happen this year.

When the Federal Reserve raised interest rates at the end of March to head off inflation, small company shares dropped precipitously. Then subsequent economic indicators showed growth to be healthy but moderating with little sign of inflation, and the Fed chose not to raise rates further in May and July.

As a result, many small stocks made a stunning recovery in the second quarter and that is reflected in the results achieved by Selected Special Shares. An important element of our approach is to capitalize on volatility by building positions when stock prices are down so that the fund is positioned to benefit when the market rallies.

Q. Which of the fund's holdings have performed particularly well so far this year?

A. A broad range of our themes have generated good returns. The fund's core strategy is to invest in some of America's most dynamic, steadily growing small companies that are developing innovative products and technologies. Dell Computer, whose direct purchase system has changed the way computers are sold, has been a terrific performer and is one of the fund's three largest holdings.<F6>

We remain bullish on financial stocks, particularly companies that are using technology to competitive advantage in order to reduce costs and expand product distribution and cross-marketing. Among the fund's top 10 holdings are two financial stocks that did particularly well in the first half-Washington Mutual and Northern Trust.

Other strong performers among our major positions were: Robert Half International and Interim Services in the temporary help business; Tiffany, a global brand name in retailing; OM Group, the world's largest cobalt supplier; Kent Electronics; and Diamond Offshore Drilling. In addition, we like Leggett & Platt and Lear, component manufacturers for the office furniture and automotive industries, respectively, and Cinar Films and Regal Cinema in the entertainment area.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, MANAGER OF SELECTED SPECIAL SHARES - CONTINUED

During the first half, we added to our position in Computer Sciences, a computer services outsourcing company, taking advantage of a stock price decline that reflected disappointments elsewhere in the industry, not a change in the company's fundamentals. Besides helping companies focus on their core businesses, we believe that Computer Sciences is also positioned to help companies update their databases for the year 2000.

Q. How do you manage the fund to control risk while achieving potentially attractive returns?

A. Selected Special Shares seeks to offer shareholders above-average gains by investing in the less efficient small and mid-cap areas of the market.
But because these companies are less seasoned, they are less liquid and more volatile. That's why the fund should be viewed as a long-term investment for investors who can accept the possibility of short-term price swings.

Keeping that in mind, we employ a variety of techniques to help manage risk and volatility. The fund is diversified with 75 companies in 19 industries with different characteristics and we generally don't invest more than 4% of the assets in any one stock. Furthermore, we primarily target companies growing at 15% to 35%, rather than faster growing companies where risk is inherently greater. Then we look for companies that are trading at discounts to their potential future growth rates.

The fund's strong price discipline is one of the major ways we seek to limit risk. Over time, we believe that stock prices should move at the rate of their earnings growth and if the P/E multiples on the stocks we own also expand, so much the better for the fund.

Q.  What's your market outlook?

A. The chances of P/E ratios rising for carefully chosen small- and mid-cap companies with above-average future growth prospects have improved when selling at such substantial discounts to their projected growth. At the same time, many large company stocks have become quite expensive at 1.5-2.0 times future growth based on 1998 estimated earnings. Better performance for small- and mid-cap stocks began to occur in the second quarter. We believe that Selected Special Shares is positioned to benefit as the market broadens, bearing in mind that careful stock selection will continue to be the primary force behind the fund's returns.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, MANAGER OF THE SELECTED U.S. GOVERNMENT INCOME FUND

The Selected U.S. Government Income Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities sponsored or guaranteed by the U.S. government or its agencies.<F5> The Selected U.S. Government Income Fund generated a total return of 2.28% for the six months ended June 30, 1997 versus a return of 2.47% for the Lipper general U.S. government fund category. For the one year period ended on that date, the Selected U.S. Government Fund was up 6.90% versus
7.01% for the Lipper average.

Q.  What were the key factors that influenced the fund's performance?

A. At Davis Selected Advisers, we take a middle-of the-road approach to managing fixed-income funds that emphasizes risk-adjusted performance. Put another way, we seek to deliver competitive results with less risk or volatility than our competitors. Our cautious approach offers downside protection in bearish bond markets but may underperform in bullish bond markets.

During the first quarter of 1997, interest rates rose due to inflationary fears related to strong economic growth. Rates then declined a bit in the second quarter as it became clearer that the economy was not overheating, causing inflationary fears to ease.

As the market rallied in the second quarter, we sold certain collateralized mortgage obligations (CMOs) at attractive prices. However, the rally extended longer than we expected and the fund did not fully participate in those gains, which dampened second quarter results relative to our peers. On a positive note, the fund is now well-situated to take advantage of opportunities as the market turns.

Q.  What is your general strategy for the fund?

A. We are positioning the fund as an all-weather or middle-of-the-road fund. This balanced approach is designed to smooth out fund performance and provide stability in a variety of market climates. Our plan is to hold securities with a somewhat even distribution of maturities over the intermediate range of the yield curve, allowing us to capture most of the yield and potential return advantage of long-term bonds with substantially less risk.

The fund's strategy is to diversify among different types of government securities, maturity lengths, call provisions and interest rate coupons. Owning a wide variety of fixed-income securities is beneficial because different kinds of securities react differently to interest rate changes. In addition, agency securities tend to offer slightly higher yields than comparable U.S. Treasury securities.

The Selected U.S. Government Income Fund's current portfolio breakdown is:
17% CMOs, 41% mortgage pools, 28% government agencies and 14% cash. The portfolio's duration is 3.9 years and its average life is 6.6 years.

Q.  Why should investors choose a government bond fund?

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, MANAGER OF THE SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED

A. A government bond fund can help create a strong foundation for any long-term financial program. The Selected U.S. Government Income Fund provides potentially higher monthly income than is offered by most short-term investments and can be an excellent means of broadening portfolio diversification for investors seeking to balance equity holdings with fixed-income securities of the highest credit quality.

Q.  What is your forecast for the bond market?

A. We think all the good news has already been built into the bond market. As investors become increasingly comfortable with the idea that it is possible to have greater growth without inflation, our concern is that the market's euphoria may be overdone. Furthermore, we think it is important that the inflation hawks at the Federal Reserve avoid complacency and remain ready to consider a further round of tightening sooner, rather than latter, if conditions warrant.

While we believe it is more likely that interest rates may move somewhat higher, rather than lower, we do not anticipate major interest rate shifts at this point. As a result, barring unexpected extraordinary developments, we do not foresee any substantial changes in the composition of the fund's portfolio. We look for steady results and a continuation of our current policies focused on maintaining portfolio balance and positioning the fund for low interest rate risk and high credit quality.


[FN]
<F1> For the five- and ten-year periods ended June 30, 1997 Lipper Analytical
Services, Inc. ranked Selected American Shares 29th out of 214 growth-and-income funds and 5th out of 126 growth-and-income funds, respectively. Lipper Analytical Services rankings are based on total return performance unadjusted for commissions.

<F2> Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1997. Subject to change every month, Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill (T-bill) returns, and a risk factor that reflects fund performance below 90-day T-bill returns. Selected American received ***** (5 stars), **** (4 stars) and **** (4 stars) for the three-, five- and ten-year periods, respectively. Selected American Shares was rated against 1,997, 1,134 and 618 large value funds for the periods measured. Ten percent of the funds in an investment category receive five stars; 22.5%, four stars; 35%, three stars; 22.5%, two stars; and 10%, one star. Past performance is no guarantee of future results.

<F3> Source:  Morningstar Mutual Funds, April 11, 1997

<F4> The S&P MidCap 400 Index is an unmanaged market-weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. Investors cannot invest directly in the index.

<F5> Shares of Selected U.S. Government Income fund, like all mutual fund shares, are not federally insured or guaranteed.

<F6> Portfolio holdings are subject to change.

                                       SELECTED FUNDS PERFORMANCE UPDATE
                                          AVERAGE ANNUAL TOTAL RETURNS
                                      (ALL PERIODS THROUGH JUNE 30, 1997)
                                      Six        One        Three       Five         Ten       Life of
Fund                                Months       Year       Years       Years       Years        Fund
----                                ------       ----       -----       -----       -----        ----
Selected American Shares            20.28%      44.55%      29.82%      19.65%      14.97%      ------

Selected Special Shares             10.63%      14.76%      20.08%      15.09%      10.73%      ------

Selected U.S. Government Income      2.28%       6.90%       6.75%       6.02%     -------      6.72%<F*>

<F*>Selected U.S. Government Income Fund began operations on November 11, 1987

Total returns include all capital gains and losses, as well as the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Prices of shares will fluctuate so that an investment, when redeemed, may be worth more or less than originally invested.

The Selected Funds are managed by Davis Selected Advisers, L.P., which assumed management of the funds on May 1, 1993.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED AMERICAN SHARES, INC.
                                                                                                     VALUE
SHARES                                                                                              (NOTE 1)
============================================================================================================
COMMON STOCK - (98.06%)

   AEROSPACE - (0.44%)
   150,000      Boeing Co.                                                                      $  7,959,375
                                                                                                ------------
   AGRICULTURE - (1.52%)
 1,177,500      Archer-Daniels-Midland Co.                                                        27,671,250
                                                                                                ------------
   BANKS AND SAVING AND LOAN ASSOCIATIONS - (11.84%)
   332,500      Banc One Corp.                                                                    16,105,469
   610,000      BankAmerica Corp.                                                                 39,383,126
   355,465      Citicorp.                                                                         42,855,749
   488,434      First Bank System, Inc.                                                           41,700,053
   183,800      Golden West Financial Corp.                                                       12,866,000
   259,400      State Street Corporation                                                          11,997,250
    20,000      TCF Financial Corp.                                                                  987,500
   184,404      Wells Fargo & Co.                                                                 49,696,878
                                                                                                ------------
                                                                                                 215,592,025
                                                                                                ------------
   BUILDING MATERIALS - (3.27%)
   700,600      Martin Marietta Materials, Inc.                                                   22,681,925
   882,000      Masco Corporation.                                                                36,823,500
                                                                                                ------------
                                                                                                  59,505,425
                                                                                                ------------
   CONSUMER PRODUCTS - (3.35%)
   150,000      The Gillette Co.                                                                  14,212,500
 1,055,000      Phillip Morris Companies                                                          46,815,625
                                                                                                ------------
                                                                                                  61,028,125
                                                                                                ------------
   ELECTRONICS - (0.09%)
    47,000      Molex Incorporated                                                                 1,715,500
                                                                                                ------------
   ENERGY - (10.19%)
   150,000      British Petroleum Company PLC - ADR.                                              11,231,917
   635,000      Burlington Resources, Inc.                                                        28,019,375
   570,000      Cooper Cameron Corp.<F*>                                                          26,647,500
   574,000      Halliburton Co.                                                                   45,489,500
    30,000      Nabors Industries, Inc.<F*>                                                          750,000
   365,985      Noble Affiliates, Inc.                                                            14,159,045
   375,000      Noble Drilling Corp.<F*>                                                           8,460,938
   210,000      Schlumberger Ltd.                                                                 26,250,000
   401,900      Smith International, Inc.<F*>                                                     24,415,425
                                                                                                ------------
                                                                                                 185,423,700
                                                                                                ------------
   ENTERTAINMENT - (0.77%)
   175,000      The Walt Disney Co.                                                               14,043,750
                                                                                                ------------
   FINANCIAL - (14.47%)
   930,000      American Express Co.                                                              69,285,000
   290,700      Donaldson, Lufkin & Jenrette, Inc.                                                17,369,325
 1,100,000      Fannie Mae                                                                        37,812,500
   235,000      J.P. Morgan & Co., Inc.                                                           24,528,125

                                    9

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED AMERICAN SHARES, INC. - CONTINUED
                                                                                                     VALUE
SHARES                                                                                              (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL - CONTINUED
 1,387,432      Morgan Stanley, Dean Witter, Discover & Co.                                     $ 59,746,290
   867,889      Travelers Group Inc.                                                              54,731,250
                                                                                                ------------
                                                                                                 263,472,490
                                                                                                ------------
   FOOD/BEVERAGE & RESTAURANT - (3.32%)
 1,130,000      McDonald's Corp.                                                                  54,593,125
    80,000      Nestle SA - ADR                                                                    5,510,000
    18,000      Tyson Foods, Inc.                                                                    344,250
                                                                                                ------------
                                                                                                  60,447,375
                                                                                                ------------
   INSURANCE - (14.05%)
   582,514      The Allstate Corp.                                                                42,523,522
   225,000      American International Group, Inc.                                                33,609,375
   348,000      W.R. Berkley Corp.                                                                20,488,500
   450,400      Chubb Corp.                                                                       30,120,500
   306,700      General Re Corp.                                                                  55,819,400
   225,000      Progressive Corp. (Ohio)                                                          22,185,000
   769,904      SunAmerica, Inc.                                                                  37,532,820
   135,000      Transatlantic Holdings, Inc.                                                      13,398,750
                                                                                                ------------
                                                                                                 255,677,867
                                                                                                ------------
   PHARMACEUTICAL AND HEALTH CARE - (7.24%)
   136,000      Bristol-Meyers Squibb Company                                                      9,720,000
   300,000      Johnson & Johnson                                                                 19,312,500
   105,000      Lilly Eli & Co.                                                                   11,477,812
    80,000      Merck & Co., Inc.                                                                  8,280,000
   162,000      Novartis AG - ADR                                                                 12,980,250
   300,000      Pfizer Inc.                                                                       35,850,000
   372,800      SmithKline Beecham PLC - ADR                                                      34,157,800
                                                                                                ------------
                                                                                                 131,778,362
                                                                                                ------------
   PUBLISHING - (3.14%)
   236,200      Gannett Co., Inc.                                                                 23,324,750
   205,000      Harcourt General, Inc.                                                             9,763,125
   500,000      Tribune Co.                                                                       24,031,250
                                                                                                ------------
                                                                                                  57,119,125
                                                                                                ------------
   RAILROAD - (4.27%)
   446,000      Burlington Northern Santa Fe                                                      40,084,250
   592,700      Illinois Central Corp.                                                            20,707,456
   240,000      Union Pacific Corp.                                                               16,920,000
                                                                                                ------------
                                                                                                  77,711,706
                                                                                                ------------

                                    10


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED AMERICAN SHARES, INC. - CONTINUED
                                                                                                     VALUE
SHARES                                                                                              (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - (5.55%)
    77,000      Bay Apartment Communities, Inc.                                               $    2,849,000
   110,000      Cali Realty Corp.                                                                  3,740,000
 1,101,194      Centerpoint Properties Corporation                                                34,962,909
   700,000      Crescent Real Estate Equities Company                                             22,225,000
    71,500      Federal Realty Investment Trust                                                    1,930,500
    54,600      Patriot American Hospitality, Inc.                                                 1,392,300
   157,500      Public Storage, Inc.                                                               4,606,875
   406,900      Vornado Realty Trust                                                              29,347,663
                                                                                              --------------
                                                                                                 101,054,247
                                                                                              --------------
   TECHNOLOGY - (11.58%)
 1,108,000      Hewlett-Packard Company                                                           62,048,000
   305,000      Intel Corp.                                                                       43,252,812
   740,000      International Business Machines Corporation                                       66,738,750
   470,000      Komag Inc.<F*>                                                                     7,696,250
   215,000      Novellus Systems, Inc.<F*>                                                        18,597,500
    90,000      Seagate Technology, Inc.<F*>                                                       3,166,875
   250,000      Sun Microsystems, Inc.<F*>                                                         9,304,688
                                                                                              --------------
                                                                                                 210,804,875
                                                                                              --------------
   TELECOMMUNICATIONS - (2.97%)
   793,000      AirTouch Communications, Inc.<F*>                                                 21,708,375
   290,000      Motorola, Inc.                                                                    22,040,000
   605,000      360 (Degree) Communications Company<F*>                                           10,360,625
                                                                                              --------------
                                                                                                  54,109,000
                                                                                              --------------
                      Total Common Stock - (identified cost $1,114,830,453)                    1,785,114,197
                                                                                              --------------



   CONVERTIBLE PREFERRED STOCK - (1.40%)
    20,600      AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd.                              988,800
    50,000      Banc One, $3.50, Ser. C Conv. Pfd.                                                 4,650,000
   230,000      Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd.                                16,100,000
    25,000      Devon Financing Trust, $3.25, Conv. Pfd.                                           1,750,000
    42,000      Rouse Company, $3.00, Conv. Pfd.                                                   2,026,500
                                                                                              --------------
                      Total Convertible Preferred Stock - (identified cost $23,117,001)           25,515,300
                                                                                              --------------

                                    11

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED AMERICAN SHARES, INC. - CONTINUED
                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
============================================================================================================
SHORT TERM - (0.26%)
   $4,690,000   Federal Home Loan Bank Discount Note, 5.55%, 07/01/97
                     - (identified cost $4,690,000)                                           $    4,690,000
                                                                                              --------------

                TOTAL INVESTMENTS - (99.72%) - (identified cost $1,142,637,454) - <Fa>         1,815,319,497
                OTHER ASSETS LESS LIABILITIES - (0.28%)                                            5,084,737
                                                                                              --------------
                           NET ASSETS - (100%)                                                $1,820,404,234
                                                                                              ==============

<F*>Non-Income Producing Security

<Fa>  Aggregate cost for Federal Income Tax purposes is $1,142,637,454.  At
June 30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation                                                       $  678,730,817
                Unrealized depreciation                                                           (6,048,774)
                                                                                              --------------
                           Net unrealized appreciation                                        $  672,682,043
                                                                                              ==============










SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED SPECIAL SHARES, INC.
                                                                                                     VALUE
SHARES                                                                                              (NOTE 1)
============================================================================================================
COMMON STOCK - (97.42%)

   APPAREL - (1.29%)
     35,000     Cutter & Buck, Inc.<F*>                                                          $   568,750
      5,000     Nike Inc.                                                                            291,875
                                                                                                 -----------
                                                                                                     860,625
                                                                                                 -----------
   AUTOMOTIVE/HEAVY EQUIPMENT - (1.73%)
     26,000     Lear Corporation<F*>                                                               1,153,750
                                                                                                 -----------
   CHEMICALS - (2.38%)
     48,000     OM Group, Inc.                                                                     1,590,000
                                                                                                 -----------
   COMMUNICATIONS - (1.20%)
     25,000     WorldCom, Inc.<F*>                                                                   800,000
                                                                                                 -----------
   ELECTRONICS - (6.83%)
     28,000     Black Box Corporation<F*>                                                          1,127,000
     30,000     Ingram Micro, Inc.<F*>                                                               723,750
     10,000     Intel Corporation                                                                  1,418,125
     35,000     Kent Electronics Corporation<F*>                                                   1,284,063
                                                                                                 -----------
                                                                                                   4,552,938
                                                                                                 -----------
   ENERGY - (6.24%)
     20,000     Camco International, Inc.                                                          1,095,000
     15,500     Diamond Offshore Drilling, Inc.<F*>                                                1,210,937
     30,000     Global Marine, Inc.<F*>                                                              697,500
     25,000     Input/Output, Inc.<F*>                                                               453,125
     25,000     Rowan Companies, Inc.<F*>                                                            704,688
                                                                                                 -----------
                                                                                                   4,161,250
                                                                                                 -----------
   ENTERTAINMENT/LEISURE TIME - (4.06%)
     22,000     Cinar Films, Inc., Class B<F*>                                                       715,000
     60,500     Regal Cinemas, Inc.<F*>                                                            1,996,500
                                                                                                 -----------
                                                                                                   2,711,500
                                                                                                 -----------
   FINANCIAL SERVICES - (17.85%)
     15,000     American Express Co.                                                               1,117,500
     35,000     The Charles Schwab Corporation                                                     1,424,063
     15,000     First Union Corporation                                                            1,387,500
     15,000     MSB Bancorp, Inc.                                                                    301,875
     14,000     NationsBank Corporation                                                              903,000
     40,000     Northern Trust Company                                                             1,935,000
      5,000     Star Banc Corporation                                                                211,250
     30,000     TCF Financial Corporation                                                          1,481,250
     40,000     Washington Mutual, Inc.                                                            2,390,000
     20,000     Zions Bancorporation                                                                 752,500
                                                                                                 -----------
                                                                                                  11,903,938
                                                                                                 -----------
   HEALTHCARE - (6.40%)
     15,000     Alkermes, Inc.<F*>                                                                   217,500
     33,500     Biacore International,  AB - ADS<F*>                                                 389,437

                                    13

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED SPECIAL SHARES, INC. - CONTINUED
                                                                                                     VALUE
SHARES                                                                                              (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED

   HEALTHCARE - CONTINUED
     30,000     BioChem Parmaceuticals Inc.<F*> - ADR.                                           $   667,500
     10,000     Cardinal Health, Inc.                                                                572,500
     10,000     Closure Medical Corporation<F*>                                                      192,500
     15,000     CYTYC Corporation<F*>                                                                406,875
     25,000     Elan Corporation, PLC                                                              1,131,250
      7,000     Myriad Genetics, Inc.<F*>                                                            189,000
     35,500     Neurex Corporation<F*>                                                               501,438
                                                                                                 -----------
                                                                                                   4,268,000
                                                                                                 -----------
   HOME/OFFICE FURNITURE - (4.29%)
     20,000     Knoll, Inc.<F*>                                                                      475,000
     38,800     Leggett & Platt, Inc.                                                              1,668,400
     20,000     Miller, Herman Inc.                                                                  720,000
                                                                                                 -----------
                                                                                                   2,863,400
                                                                                                 -----------
   INDUSTRIAL PRODUCTS - (8.41%)
     20,000     Fastenal Company                                                                     980,000
     20,600     Illinois Tool Works, Inc.                                                          1,028,712
     10,000     Littlefuse, Inc.<F*>                                                                 282,500
     25,000     Minerals Technologies, Inc.                                                          937,500
     34,125     Molex Inc., Class A                                                                1,190,109
     25,000     Shaw Group, Inc.<F*>                                                                 406,250
     50,700     ThermoQuest Corporation<F*>                                                          785,850
                                                                                                 -----------
                                                                                                   5,610,921
                                                                                                 -----------
   INFORMATION PROCESSING - OFFICE EQUIPMENT - (4.51%)
      5,000     Compaq Computer Corporation<F*>                                                      496,250
     20,000     Dell Computer Corporation<F*>                                                      2,348,750
      5,000     Gateway 2000 Inc.<F*>                                                                162,187
                                                                                                 -----------
                                                                                                   3,007,187
                                                                                                 -----------
   INFORMATION PROCESSING - SERVICES - (7.76%)
     50,000     APAC TeleServices, Inc.<F*>                                                          971,875
     45,000     Claremont Technology Group, Inc.<F*>                                               1,068,750
     30,000     Computer Sciences Corporation<F*>                                                  2,163,750
     25,500     Paychex, Inc.                                                                        969,000
                                                                                                 -----------
                                                                                                   5,173,375
                                                                                                 -----------
   INFORMATION PROCESSING - SOFTWARE - (3.75%)
      5,000     Baan Company N.V.<F*>                                                                344,375
        200     Great Plains Software, Inc.                                                            5,400
     12,000     McAfee Associates, Inc.<F*>                                                          757,500
      5,000     Microsoft Corporation<F*>                                                            631,875
     27,000     Seachange International, Inc.<F*>                                                    762,750
                                                                                                 -----------
                                                                                                   2,501,900
                                                                                                 -----------

                                    14

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED SPECIAL SHARES, INC. - CONTINUED
                                                                                                     VALUE
SHARES/PRINCIPAL                                                                                    (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED

   INSURANCE - (1.32%)
     18,000     Horace Mann Educators Corporation                                                $   882,000
                                                                                                 -----------
   PACKAGING - (1.21%)
     17,000     Sealed Air Corporation<F*>                                                           807,500
                                                                                                 -----------
   RESTAURANTS - (0.86%)
     25,000     Landry's Seafood Restaurants, Inc.<F*>                                               575,000
                                                                                                 -----------
   RETAILING - (6.64%)
     10,000     Amazon.com, Inc.<F*>                                                                 185,000
     10,000     The Home Depot, Inc.                                                                 689,375
     38,500     Just For Feet, Inc.<F*>                                                              671,344
     20,200     Kohl's Corporation<F*>                                                             1,069,337
     15,000     Saks Holdings, Inc.<F*>                                                              375,000
     22,900     Tiffany & Co.                                                                      1,057,694
     20,000     Viking Office Products, Inc.<F*>                                                     380,000
                                                                                                 -----------
                                                                                                   4,427,750
                                                                                                 -----------
   TEMPORARY HELP - (10.69%)
     40,000     Barrett Business Services, Inc.<F*>                                                  545,000
     10,000     Data Processing Resources Corporation<F*>                                            233,750
     45,000     Interim Services, Inc.<F*>                                                         2,002,500
     35,350     Labor Ready, Inc.<F*>                                                                357,919
     40,500     On Assignment, Inc.<F*>                                                            1,579,500
     10,500     The Registry, Inc.<F*>                                                               483,000
     41,000     Robert Half Inernational, Inc.<F*>                                                 1,929,562
                                                                                                 -----------
                                                                                                   7,131,231

                                                                                                 -----------
                      Total Common Stock - (identified cost $46,734,787)                          64,982,265
                                                                                                 -----------

SHORT TERM - (1.76%)
 $1,175,000     Federal Home Loan Bank Discount Note, 5.55%, 07/01/97
                     - (identified cost $1,175,000)                                                1,175,000
                                                                                                 -----------

                TOTAL INVESTMENTS - (99.18%) - (identified cost $47,909,787) - <Fa>               66,157,265
                OTHER ASSETS LESS LIABILITIES - (0.82%)                                              547,831
                                                                                                 -----------
                          NET ASSETS - (100%)                                                    $66,705,096
                                                                                                 ===========

<F*>Non-Income Producing Security.
<Fa>  Aggregate cost for Federal Income Tax purposes is $47,909,787. At June
30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation                                                          $20,174,888
                Unrealized depreciation                                                           (1,927,410)
                                                                                                 -----------
                          Net unrealized appreciation                                            $18,247,478
                                                                                                 ===========
SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND
                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
============================================================================================================
ADJUSTABLE RATE MORTGAGES - (0.82%)
$   23,020      Government National Mortgage Association, Pool No. 008299, 7.125%, 09/20/23      $    23,715
    24,091      Government National Mortgage Association, Pool No. 008360, 7.00%, 01/20/24            24,723
                                                                                                 -----------
                          Total ARM - (identified cost $43,443)                                       48,438
                                                                                                 -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - (16.74%)
   401,050      6.50%, 01/01/04, Pool No. 97289                                                      395,912
   176,656      8.00%, 09/01/21, Pool No. D2-7906                                                    182,203
   265,657      8.00%, 10/01/21, Pool No. D2-7334                                                    273,624
   136,255      8.00%, 06/01/22, Pool No. D2-0670                                                    140,427
                                                                                                 -----------
                          Total FHLMC - (identified cost $983,092)                                   992,166
                                                                                                 -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (7.34%)
     3,336      10.00%, 07/01/05, Pool No. 98835                                                       3,524
    14,165      10.00%, 08/01/05, Pool No. 99903                                                      15,048
    11,531       8.50%, 07/01/17, Pool No. 51539                                                      12,098
     8,659       8.50%, 04/01/21, Pool No. 117725                                                      9,067
   394,326       7.50%, 01/01/27, Pool No. 356381                                                    395,186
                                                                                                 -----------
                          Total FNMA - (identified cost $431,399)                                    434,923
                                                                                                 -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (16.36%)
    39,059      10.00%, 09/15/01, Pool No. 265854                                                     41,090
    60,133       9.00%, 04/15/16, Pool No. 147297                                                     64,568
    70,160       9.00%, 05/15/16, Pool No. 161091                                                     75,334
   173,975       9.00%, 06/15/16, Pool No. 157698                                                    186,804
    10,995       9.00%, 07/15/16, Pool No. 162087                                                     11,807
   102,195       9.00%, 07/15/16, Pool No. 162605                                                    109,732
    92,875       9.00%, 11/15/16, Pool No. 179412                                                     99,725
    62,348       9.00%, 08/15/17, Pool No. 209243                                                     66,946
    29,546       9.00%, 05/15/18, Pool No. 235263                                                     31,675
    62,484       9.00%, 08/15/18, Pool No. 258776                                                     66,985
   201,037       9.00%, 08/15/19, Pool No. 227430                                                    215,170
                                                                                                 -----------
                          Total GNMA - (identified cost $904,821)                                    969,836
                                                                                                 -----------

MEDIUM TERM NOTES - (28.04%)
   200,000      Federal Home Loan Bank, 7.24%, 11/09/10                                              197,344
   500,000      Federal Home Loan Mortgage Corporation, 6.615%, 03/03/04                             487,810
   500,000      Federal Home Loan Mortgage Corporation, 8.00%, 06/20/11                              508,750
   500,000      Federal National Mortgage Association, 6.42%, 12/01/08                               468,045
                                                                                                 -----------
                          Total Medium Term Notes - (identified cost $1,655,100)                   1,661,949
                                                                                                 -----------

                                    16

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
============================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (17.34%)
$  500,000      Federal National Mortgage Association, 92-152M, 7.75%, 08/25/07                  $   516,090
   500,000      United States Department of Veteran Affairs, Mortgage Trust 1992-1,
                     7.75%, 07/15/17                                                                 511,715
                                                                                                 -----------
                          Total CMOs & REMICs - (identified cost $983,133)                         1,027,805
                                                                                                 -----------


SHORT TERM - (11.73%)
   695,000      Federal National Mortgage Association Discount Note, 5.36%, 07/01/97
                     - (identified cost $695,000)                                                    695,000
                                                                                                 -----------


                TOTAL INVESTMENTS - (98.37%) - (identified cost $5,695,988) - <Fa>                 5,830,117
                OTHER ASSETS LESS LIABILITIES - (1.63%)                                               96,333
                                                                                                 -----------
                          NET ASSETS - (100%)                                                    $ 5,926,450
                                                                                                 ===========



<Fa>  Aggregate cost for Federal Income Tax purposes is $5,695,988.  At June
30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation                                                          $   142,130
                Unrealized depreciation                                                               (8,001)
                                                                                                 -----------
                          Net unrealized appreciation                                            $   134,129
                                                                                                 ===========












SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND
                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
============================================================================================================
FEDERAL HOME LOAN BANK - (21.73%)
$   5,460,000   5.55%, 07/01/97 Discount Note                                                   $  5,460,000
    2,950,000   5.49%, 07/03/97 Discount Note                                                      2,949,100
    1,490,000   5.41%, 07/09/97 Discount Note                                                      1,488,210
    9,320,000   5.43%, 07/25/97 Discount Note                                                      9,286,262
    6,105,000   5.41%, 08/07/97 Discount Note                                                      6,071,054
                                                                                                ------------
                    Total Federal Home Loan Bank - (identified cost $25,254,626)                  25,254,626
                                                                                                ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - (43.58%)
   11,120,000   5.43%, 07/03/97 Discount Note                                                     11,116,645
    5,310,000   5.43%, 07/07/97 Discount Note                                                      5,305,194
    4,500,000   5.43%, 07/14/97 Discount Note                                                      4,491,176
    5,805,000   5.50%, 07/15/97 Discount Note                                                      5,792,584
    4,510,000   5.42%, 07/17/97 Discount Note                                                      4,499,136
    9,405,000   5.42%, 07/18/97 Discount Note                                                      9,380,928
   10,200,000   5.43%, 09/18/97 Discount Note                                                     10,078,460
                                                                                                ------------
                    Total Federal Home Loan Mortgage Corporation - (identified cost $50,664,123)  50,664,123
                                                                                                ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (35.10%)
    7,455,000   5.40%, 07/02/97 Discount Note                                                      7,453,882
    2,110,000   5.43%, 07/08/97 Discount Note                                                      2,107,772
    4,270,000   5.43%, 07/10/97 Discount Note                                                      4,264,203
    4,200,000   5.44%, 07/11/97 Discount Note                                                      4,193,653
    6,250,000   5.37%, 07/21/97 Discount Note                                                      6,231,354
    1,620,000   5.37%, 07/22/97 Discount Note                                                      1,614,925
    5,740,000   5.42%, 07/24/97 Discount Note                                                      5,720,124
    2,405,000   5.40%, 07/25/97 Discount Note                                                      2,396,342
    6,875,000   5.44%, 08/18/97 Discount Note                                                      6,825,133
                                                                                                ------------
                    Total Federal National Mortgage Association - (identified cost $40,807,388)   40,807,388
                                                                                                ------------


                TOTAL INVESTMENTS - (100.41%) - (identified cost $116,726,137) - <Fa>            116,726,137
                LIABILITIES LESS OTHER ASSETS - (0.41%)                                             (476,398)
                                                                                                ------------
                           NET ASSETS - (100%)                                                  $116,249,739
                                                                                                ============


<Fa> Aggregate cost for Federal income tax purposes is $116,726,137.




SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 1997 (Unaudited)

========================================================================================================================
                                                                                               U.S.
                                                       SELECTED           SELECTED          GOVERNMENT          DAILY
                                                       AMERICAN            SPECIAL            INCOME         GOVERNMENT
                                                        SHARES             SHARES              FUND             FUND
                                                       --------           --------          ----------       ----------
ASSETS:
   Investments in securities, at value
      (see schedules of investments)               $ 1,815,319,497      $ 66,157,265       $ 5,830,117     $ 116,726,137
   Cash                                                    213,572            10,672            42,833             3,996
   Receivables:
      Dividends and interest                             1,645,859            12,254            39,617                 -
      Capital stock sold                                 3,096,860            32,471               523            10,747
      Investment securities sold                         7,809,790           492,434                 -                 -
      Due from adviser                                           -                 -            28,262                 -
           Total assets                              1,828,085,578        66,705,096         5,941,352       116,740,880
                                                   ---------------      ------------       -----------     -------------

LIABILITIES:
   Payables:
      Capital stock reacquired                             775,338            57,762                 -           103,588
      Investment securities purchased                    5,110,319           635,495                 -                 -
   Accrued expenses.                                     1,576,740            47,170             1,583            89,115
   Payable to adviser                                            -                 -                 -            73,348
   Distributions payable                                   218,947                 -            13,319           225,090
                                                   ---------------      ------------       -----------     -------------
           Total liabilities                             7,681,344           740,427            14,902           491,141
                                                   ---------------      ------------       -----------     -------------

NET ASSETS                                         $ 1,820,404,234      $ 65,964,669       $ 5,926,450     $ 116,249,739
                                                   ===============      ============       ===========     =============

SHARES OUTSTANDING (NOTE 5)                             71,713,086         5,778,418           670,306       116,249,739
                                                   ===============      ============       ===========     =============

NET ASSET VALUE, offering and
      redemption price per share (Net
      assets divided by shares outstanding)             $    25.38         $   11.42         $    8.84        $     1.00
                                                        ==========         =========         =========        ==========

NET ASSETS CONSIST OF:
   Deficit in undistributed net investment income  $    (2,772,498)                -                 -                 -
   Paid-in capital                                   1,099,526,283        47,062,599         5,845,709       116,249,739
   Accumulated net realized gain (loss)                 50,968,406           654,592           (53,388)                -
   Unrealized appreciation on investments              672,682,043        18,247,478           134,129                 -
                                                   ---------------      ------------       -----------     -------------
                                                   $ 1,820,404,234      $ 65,964,669       $ 5,926,450     $ 116,249,739
                                                   ===============      ============       ===========     =============






SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

========================================================================================================================
                                                                                               U.S.
                                                       SELECTED           SELECTED          GOVERNMENT          DAILY
                                                       AMERICAN            SPECIAL            INCOME         GOVERNMENT
                                                        SHARES             SHARES              FUND             FUND
                                                       --------           --------          ----------       ----------
INVESTMENT INCOME:
Income:
   Dividends                                       $    12,698,961      $    143,463       $         -     $           -
   Interest                                                653,956            80,552           224,121         3,082,408
                                                   ---------------      ------------       -----------     -------------
           Total income                                 13,352,917           224,015           224,121         3,082,408
                                                   ---------------      ------------       -----------     -------------
Expenses:
   Management fees (Note 2)                              4,671,461           210,430            15,044           169,914
   Custodian fees                                          238,828            16,789            12,191            20,690
   Transfer agent fees                                     476,588            57,941             6,478            35,269
   Audit fees                                               13,900             6,700             3,400             5,700
   Legal fees                                               64,860             6,853               335            10,401
   Reports to shareholders                                  70,564             7,223               819             3,088
   Directors fees and expenses                             141,992             4,302               614            14,648
   Registration and filing fees                            101,574            12,909             8,737            18,137
   Miscellaneous                                            49,634               842             1,058             5,276
   Commissions paid under
      distribution plan (Note 3)                         1,954,957            75,650             7,522           141,595
                                                   ---------------      ------------       -----------     -------------
           Total expenses                                7,784,358           399,639            56,198           424,718
   Reimbursement of expenses by
      adviser (Note 2)                                           -                 -           (11,860)                -
                                                   ---------------      ------------       -----------     -------------
           Net expenses                                  7,784,358           399,639            44,338           424,718
                                                   ---------------      ------------       -----------     -------------
           Investment income (loss) - net                5,568,559          (175,624)          179,783         2,657,690
                                                   ---------------      ------------       -----------     -------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

   Net realized gain from
      investment transactions                           52,268,841           686,343            21,728                 -
   Net increase (decrease) in unrealized
      appreciation of investments
      during the period                                233,456,698         5,748,817           (65,065)                -
                                                   ---------------      ------------       -----------     -------------
           Net realized and unrealized
              gain (loss) on investments               285,725,539         6,435,160           (43,337)                -
                                                   ---------------      ------------       -----------     -------------
      Net increase in net
         assets resulting from
         operations                                $   291,294,098      $  6,259,536       $   136,446     $   2,657,690
                                                   ===============      ============       ===========     =============





SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited)

========================================================================================================================
                                                                                               U.S.
                                                       SELECTED           SELECTED          GOVERNMENT          DAILY
                                                       AMERICAN            SPECIAL            INCOME         GOVERNMENT
                                                        SHARES             SHARES              FUND             FUND
                                                       --------           --------          ----------       ----------
OPERATIONS:
   Investment income (loss) - net                  $     5,568,559      $   (175,624)      $   179,783     $   2,657,690
   Net realized gain from
      investment transactions                           52,268,841           686,343            21,728                 -
   Net increase (decrease) in unrealized
      appreciation of investments                      233,456,698         5,748,817           (65,065)                -
                                                   ---------------      ------------       -----------     -------------
   Net increase in net
      assets resulting from operations                 291,294,098         6,259,536           136,446         2,657,690

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income                                (8,341,057)                -          (179,783)       (2,657,690)
   Realized gains from investment
      transactions                                     (23,247,940)       (3,065,924)                -                 -
CAPITAL SHARE
   TRANSACTIONS
   (NOTE 5)                                            184,232,995           335,564          (963,887)        3,575,505
                                                   ---------------      ------------       -----------     -------------
      Total increase (decrease)
           in net assets                               443,938,096         3,259,176        (1,007,224)        3,575,505

NET ASSETS:
   Beginning of period                               1,376,466,138        62,435,493         6,933,674       112,674,234
                                                   ---------------      ------------       -----------     -------------
   End of period (including deficit in
      undistributed net income of $(2,772,498)
      for Selected American Shares                 $ 1,820,404,234      $ 65,964,669       $ 5,926,450     $ 116,249,739
                                                   ===============      ============       ===========     =============








SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996

========================================================================================================================
                                                                                               U.S.
                                                       SELECTED           SELECTED          GOVERNMENT          DAILY
                                                       AMERICAN            SPECIAL            INCOME         GOVERNMENT
                                                        SHARES             SHARES              FUND             FUND
                                                       --------           --------          ----------       ----------
OPERATIONS:
   Investment income (loss) - net                  $     9,511,645      $   (407,853)      $   434,927     $   6,753,488
   Net realized gain (loss) from
      investment transactions                           83,894,963         7,632,828           (75,100)                -
   Net increase (decrease) in unrealized
      appreciation of investments                      212,458,746          (390,261)         (162,807)                -
                                                   ---------------      ------------       -----------     -------------
   Net increase in net
      assets resulting from operations                 305,865,354         6,834,714           197,020         6,753,488

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income                                (9,661,781)                -          (434,927)       (6,753,488)
   Realized gains from investment
      transactions                                     (77,556,567)       (6,390,679)          (13,355)                -
CAPITAL SHARE
   TRANSACTIONS
   (NOTE 5)                                            232,307,432         3,016,674          (626,116)      (71,928,943)
                                                   ---------------      ------------       -----------     -------------
   Total increase (decrease)
      in net assets                                    450,954,438         3,460,709          (877,378)      (71,928,943)

NET ASSETS:
   Beginning of period                                 925,511,700        58,974,784         7,811,052       184,603,177
                                                   ---------------      ------------       -----------     -------------
   End of period                                   $ 1,376,466,138      $ 62,435,493       $ 6,933,674     $ 112,674,234
                                                   ===============      ============       ===========     =============








SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

==============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Selected Funds consist of Selected American Shares, Inc., Selected Special Shares, Inc. and the Selected Capital Preservation Trust. The Companies and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Selected Capital Preservation Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Trust accounts separately for the assets, liabilities and operations of each series. Davis Selected Advisers, L.P. became investment adviser effective May 1, 1993. Prior to May 1, 1993, Selected Financial Services, Inc. was the investment manager. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

      Selected American Shares, Inc. and Selected Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

      Selected U.S. Government Income Fund seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

      Selected Daily Government Fund seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

      An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Fund's investment objectives and policies. There is no assurance that the investment objective of any Fund will be achieved. A Fund's return and net asset value will fluctuate, although Selected Daily Government seeks to maintain a net asset value of $1.00 per share.


A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders. At June 30, 1997 the U.S. Government Income Fund had capital loss carryovers of $75,116 available to offset future capital gains, if any, which expire in 2004.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

==============================================================================

D. OTHER - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Dividends and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities (excluding convertible bonds) purchased are amortized over the life of the respective securities.

NOTE 2 - INVESTMENT ADVISORY FEES

      Advisory fees are paid monthly to the investment adviser. The rate for American Shares, Inc. is .65% on the first $500 million of average daily net assets, .60% on the next $500 million and .55% of average daily net assets in excess of $1 billion. The rate for Special Shares, Inc. is .70% on the first $50 million of average daily net assets, .675% on the next $100 million, .65% on the next $100 million and .60% of average daily net assets in excess of $250 million. The rate for the U.S. Government Income Fund is .50% of 1% of average daily net assets. The rate for the Daily Government Fund is based upon daily net assets at an annual rate of .30%. The Adviser has agreed to reimburse the U.S. Government Income Fund for any expenses in excess of 1.50% of average net assets.

      Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. SCD received $23,430 in commissions on the purchases/sales of portfolio securities.

NOTE 3 - DISTRIBUTION

      For services under the distribution agreement, the Funds pay a fee of .25% of average daily net assets. For the six months ended June 30, 1997, for
American Shares, Special Shares, U.S. Government Income and Daily Government Funds, the Funds incurred distribution services fees totaling $1,954,957, $75,650, $7,522 and $141,595, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 1997 for American Shares, Special Shares and U.S. Government Income Fund were as follows:

                                                  SELECTED           SELECTED
                                                  AMERICAN            SPECIAL        U.S. GOVERNMENT
                                                   SHARES             SHARES           INCOME FUND
                                                   ------             ------           -----------
            Cost of purchases                   $413,236,186       $20,005,583          $   398,375
            Proceeds of sales                   $247,955,518       $22,625,576          $   910,063

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1997  (Unaudited)

==============================================================================
NOTE 5 - CAPITAL STOCK

      At June 30, 1997, there were 100 million shares of capital stock of Selected American Shares ($1.25 par value per share) authorized. At June 30, 1997, there were 100 million shares of capital stock of Selected Special Shares ($0.25 par value per share) authorized. At June 30, 1997, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                SIX MONTHS ENDED
                                                                            JUNE 30, 1997 (UNAUDITED)
                                                        ----------------------------------------------------------------
                                                                                              U.S.
                                                        AMERICAN           SPECIAL         GOVERNMENT           DAILY
                                                         SHARES            SHARES            INCOME          GOVERNMENT
                                                          INC.              INC.              FUND              FUND
                                                         ------            ------             ----              ----
Shares sold                                             13,976,964           135,851            17,474         7,879,182
Shares issued in reinvestment
   of distributions                                      1,330,332           285,318            16,444         2,247,420
                                                     -------------       -----------       -----------     -------------
                                                        15,307,296           421,169            33,918        10,126,602
Shares redeemed                                         (7,535,655)         (374,915)         (142,535)       (6,551,097)
                                                     -------------       -----------       -----------     -------------
   Net increase (decrease)                               7,771,641            46,254          (108,617)        3,575,505
                                                     =============       ===========       ===========     =============

Proceeds from shares sold                            $ 324,231,453       $ 1,430,611       $   154,788     $   7,879,182
Proceeds from shares issued in
   reinvestment of distributions                        30,195,928         2,856,035           145,228         2,247,420
                                                     -------------       -----------       -----------     -------------
                                                       354,427,381         4,286,646           300,016        10,126,602
Cost of shares redeemed                               (170,194,386)       (3,951,082)       (1,263,903)       (6,551,097)
                                                     -------------       -----------       -----------     -------------
   Net increase (decrease)                           $ 184,232,995       $   335,564       $  (963,887)    $   3,575,505
                                                     =============       ===========       ===========     =============


                                                                                    YEAR ENDED
                                                                                 DECEMBER 30, 1997
                                                        ----------------------------------------------------------------
                                                                                              U.S.
                                                        AMERICAN           SPECIAL         GOVERNMENT           DAILY
                                                         SHARES            SHARES            INCOME          GOVERNMENT
                                                          INC.              INC.              FUND              FUND
                                                         ------            ------             ----              ----
Shares sold                                             15,567,086           625,367            24,347        24,374,970
Shares issued in reinvestment
   of distributions                                      3,980,585           536,003            42,111         6,823,075
                                                     -------------       -----------       -----------     -------------
                                                        19,547,671         1,161,370            66,458        31,198,045
Shares redeemed                                         (7,951,322)         (889,193)         (136,618)     (103,126,988)
                                                     -------------       -----------       -----------     -------------
   Net increase (decrease)                              11,596,349           272,177           (70,160)      (71,928,943)
                                                     =============       ===========       ===========     =============

Proceeds from shares sold                            $ 307,057,971       $ 7,008,830       $   216,118     $  24,374,970
Proceeds from shares issued in
   reinvestment of distributions                        81,960,295         5,908,372           373,713         6,823,075
                                                     -------------       -----------       -----------     -------------
                                                       389,018,266        12,917,202           589,831        31,198,045
Cost of shares redeemed                               (156,710,834)       (9,900,528)       (1,215,947)     (103,126,988)
                                                     -------------       -----------       -----------     -------------
   Net increase (decrease)                           $ 232,307,432       $ 3,016,674       $  (626,116)    $ (71,928,943)
                                                     =============       ===========       ===========     =============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1997  (Unaudited)

==============================================================================
NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

      A special meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Funds, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser, approval of amendments to the Funds' fundamental investment restrictions, ratification of Tait, Weller & Baker as the Funds' independent auditors and election of Mr. William P. Barr, Ms. Marsha Williams, Mr. Richard C. O'Brien, Mr. Jerome E. Hass and Ms. Katherine L. MacWilliams as directors/trustees of the Funds. Results of the meeting were as follows:

SELECTED AMERICAN SHARES - With respect to consideration of the Sub-Advisory Agreement, 39,712,272 votes were cast in favor, 346,689 votes were cast against and 890,845 votes abstained. With respect to approval of amendments to the Fund's fundamental investment restrictions, 36,996,879 votes were cast in favor, 537,874 votes were cast against and 913,882 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 40,160,014 votes were cast in favor, 194,474 votes were cast against and 595,318 votes abstained. With respect to the election of Mr. Barr, 40,401,137 votes were cast in favor and 548,672 votes were withheld. With respect to the election of Ms. Williams, 40,404,815 votes were cast in favor and 544,993 votes were withheld. With respect to the election of Mr. O'Brien, 40,339,250 votes were cast in favor and 610,559 votes were withheld. With respect to the election of Mr. Hass, 40,351,192 votes were cast in favor and 598,616 votes were withheld. With respect to the election of Ms. MacWilliams, 40,330,042 votes were cast in favor and 619,767 votes were withheld. The terms of office of Mr. Floyd A. Brown, Mr. William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr. James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED SPECIAL SHARES - With respect to consideration of the Sub-Advisory Agreement, 3,144,383 votes were cast in favor, 87,117 votes were cast against and 314,912 votes abstained. With respect to approval of amendments to the Fund's fundamental investment restrictions, 2,945,058 votes were cast in favor, 69,097 votes were cast against and 322,723 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 3,277,587 votes were cast in favor, 10,924 votes were cast against and 257,901 votes abstained. With respect to the election of Mr. Barr, 3,300,402 votes were cast in favor and 246,011 votes were withheld. With respect to the election of Ms. Williams, 3,303,289 votes were cast in favor and 243,124 votes were withheld. With respect to the election of Mr. O'Brien, 3,281,144 votes were cast in favor and 265,268 votes were withheld. With respect to the election of Mr. Hass, 3,295,734 votes were cast in favor and 250,678 votes were withheld. With respect to the election of Ms. MacWilliams, 3,292,801 votes were cast in favor and 253,612 votes were withheld. The terms of office of Mr. Floyd A. Brown, Mr. William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr. James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED U.S. GOVERNMENT INCOME FUND - With respect to consideration of the Sub-Advisory Agreement, 421,678 votes were cast in favor, 8,768 votes were cast against and 10,137 votes abstained. With respect to approval of amendments to the Fund's fundamental investment restrictions, 423,811 votes were cast in favor, 6,635 votes were cast against and 10,137 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 434,176 votes were cast in favor, 4,057 votes were cast against and 2,350 votes abstained. With respect to the election of Mr. Barr, 423,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Ms. Williams, 432,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Mr. O'Brien, 432,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Mr. Hass, 432,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Ms. MacWilliams, 432,710 votes were
cast in favor and 7,873 votes were withheld.   The terms of office of Mr.
Floyd A. Brown, Mr.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1997  (Unaudited)

===============================================================================
NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED

William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr. James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED DAILY GOVERNMENT FUND - With respect to consideration of the Sub-Advisory Agreement, 101,811,501 votes were cast in favor, 294,519 votes were cast against and 473,183 votes abstained. With respect to approval of amendments to the Fund's fundamental investment restrictions, 101,465,318 votes were cast in favor, 544,029 votes were cast against and 569,855 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 102,249,478 votes were cast in favor, 19,028 votes were cast against and 310,696 votes abstained. With respect to the election of Mr. Barr, 102,278,030 votes were cast in favor and 301,173 votes were withheld. With respect to the election of Ms. Williams, 102,352,154 votes were cast in favor and 227,049 votes were withheld. With respect to the election of Mr. O'Brien, 102,294,115 votes were cast in favor and 285,088 votes were withheld. With respect to the election of Mr. Hass, 102,304,970 votes were cast in favor and 274,232 votes were withheld. With respect to the election of Ms. MacWilliams, 102,299,660 votes were cast in favor and 279,543 votes were withheld. The terms of office of Mr. Floyd A. Brown, Mr. William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr. James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.

===============================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                           SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE, 30, 1997      ---------------------------------------------------------
                                           (UNAUDITED)         1996        1995        1994     1993<F2>       1992
                                           -----------         ----        ----        ----     --------       ----
Net Asset Value, Beginning of Period       $ 21.53           $ 17.68     $ 13.09     $ 14.59    $ 17.13      $ 18.43
                                           -------           -------     -------     -------    -------      -------

Income From Investment Operations
---------------------------------
   Net Investment Income                       .08               .18         .22         .20        .24          .19
   Net Gains or Losses on Securities
      (both realized and unrealized)          4.23              5.15        4.74        (.66)       .70          .89
                                           -------           -------     -------     -------    -------      -------
      Total From Investment Operations        4.31              5.33        4.96        (.46)       .94         1.08

Less Distributions
------------------
   Dividends (from net investment
      income)                                 (.12)             (.17)       (.22)       (.20)      (.24)        (.19)
   Distributions (from capital gains)         (.34)            (1.31)       (.15)       (.83)     (3.24)       (2.19)
   Distributions in Excess of Net
      Investment Income                          -                 -           -        (.01)         -            -
                                           -------           -------     -------     -------    -------      -------
      Total Distributions                     (.46)            (1.48)       (.37)      (1.04)     (3.48)       (2.38)
                                           -------           -------     -------     -------    -------      -------

Net Asset Value, End of Period             $ 25.38           $ 21.53     $ 17.68     $ 13.09    $ 14.59      $ 17.13
                                           =======           =======     =======     =======    =======      =======

Total Return                                 20.28%            30.74%      38.09%      (3.20)%     5.42%        5.78%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
      (000 omitted)                      1,820,404         1,376,466     925,512     529,404    451,392      580,889
   Ratio of Expenses to Average
      Net Assets                              1.00%<F*>         1.03%       1.09%       1.26%      1.01%<F1>    1.17%
   Ratio of Net Income to Average
      Net Assets                               .71%<F*>          .87%       1.42%       1.42%      1.37%         .95%
   Portfolio Turnover Rate                      16%               29%         27%         23%        79%          50%
   Average Commission Rate per Share         $.050             $.058           -           -          -            -


<F1>  Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1993 would have been 1.22%.

<F2>  Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

<F*>  Annualized

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.

===============================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                           SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE, 30, 1997      ---------------------------------------------------------
                                           (UNAUDITED)         1996        1995     1994<F2><F3>   1993<F3>       1992<F3>
                                           -----------         ----        ----     ------------   -------        -------
Net Asset Value, Beginning of Period       $  10.89          $  10.80    $   9.02    $  10.20     $  10.40       $  10.16
                                           --------          --------    --------    --------     --------       --------
Income From Investment Operations
---------------------------------
   Net Investment Income                       (.03)                -           -        (.03)           -            .07
   Net Gains or Losses on Securities
      (both realized and unrealized)           1.11              1.27        3.04        (.22)        1.10            .78
                                           --------          --------    --------    --------     --------       --------
      Total From Investment Operations         1.08              1.27        3.04        (.25)        1.10            .85

Less Distributions
------------------
   Dividends (from net investment
      income)                                     -                 -           -           -            -           (.07)
   Distributions (from capital gains)          (.55)            (1.18)      (1.26)       (.93)       (1.30)          (.54)
                                           --------          --------    --------    --------     --------       --------
      Total Distributions                      (.55)            (1.18)      (1.26)       (.93)       (1.30)          (.61)
                                           --------          --------    --------    --------     --------       --------

Net Asset Value, End of Period             $  11.42          $  10.89    $  10.80    $   9.02     $  10.20       $  10.40
                                           ========          ========    ========    ========     ========       ========

Total Return                                  10.63%            11.86%      34.24%      (2.56)%      10.81%          8.43%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
      (000 omitted)                          65,965            62,435      58,975      47,275       53,257         57,605
   Ratio of Expenses to Average
      Net Assets                               1.32%<F*>         1.33%       1.48%       1.41%<F1>    1.24%<F1>      1.41%<F1>
   Ratio of Net Income to Average
      Net Assets                               (.58)%<F*>        (.66)%      (.58)%      (.27)%       (.07)%          .56%
   Portfolio Turnover Rate                       34%               98%        127%         99%         100%            41%
   Average Commission Rate per Share          $.060             $.060           -           -            -              -

<F1>  Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.47%. Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993 and 1994 would have been 1.51% and 1.62%, respectively.

<F2>  Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

<F3>  Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.

<F*>  Annualized

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND

==============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                           SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE, 30, 1997      ------------------------------------------------------------
                                           (UNAUDITED)         1996         1995         1994        1993<F2>       1992
                                           -----------         ----         ----         ----        -------        ----
Net Asset Value, Beginning of Period       $   8.90          $   9.20    $   8.45      $   9.20      $  9.31        $  9.70
                                           --------          --------    --------      --------      -------        -------
Income From Investment Operations
---------------------------------
   Net Investment Income                        .26               .53         .54           .50          .56            .61
   Net Gains or Losses on Securities
      (both realized and unrealized)           (.06)             (.28)        .78          (.75)         .21           (.13)
                                           --------          --------     -------      --------      -------         -------
      Total From Investment Operations          .20               .25        1.32          (.25)         .77            .48

Less Distributions
------------------
   Dividends (from net investment
      income)                                  (.26)             (.53)       (.54)         (.50)        (.56)          (.61)
   Distributions (from capital gains)             -              (.02)       (.03)            -         (.32)          (.26)
                                           --------          --------    --------      --------      -------        -------
      Total Distributions                      (.26)             (.55)       (.57)         (.50)        (.88)          (.87)
                                           --------          --------    --------      --------      -------        -------

Net Asset Value, End of Period             $   8.84          $   8.90    $   9.20      $   8.45      $  9.20        $  9.31
                                           ========          ========    ========      ========      =======        =======

Total Return                                   2.27%             2.85%      15.97%        (2.71)%       7.99%          5.11%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
      (000 omitted)                           5,926             6,934       7,811        10,263       10,336         13,945
   Ratio of Expenses to Average
      Net Assets                               1.47%<F1><F*>     1.44%       1.44%<F1>     1.42%<F1>    1.34%<F1>      1.44%<F1>
   Ratio of Net Income to Average
      Net Assets                               5.98%<F*>         5.96%       6.09%         5.70%        5.85%          6.26%<F1>
   Portfolio Turnover Rate                        7%               26%         76%           65%          29%            53%


<F1>  Had the former manager not absorbed certain expenses, the ratio of expenses would have been 1.72% for the year ended December 31, 1992.
      Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994, 1995, 1996 and the six months ended June 30, 1997 would have been 1.88%, 1.69%, 1.58%, 1.67% and 1.87%
      respectively.

<F2>  Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

<F*>  Annualized

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

==============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                           SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE, 30, 1997      ------------------------------------------------------------
                                           (UNAUDITED)         1996         1995         1994        1993<F2>       1992
                                           -----------         ----         ----         ----        -------        ----
Net Asset Value, Beginning of Period       $  1.000          $  1.000    $  1.000      $  1.000      $  1.000       $  1.000
                                           --------          --------    --------      --------      --------       --------
Income From Investment Operations
---------------------------------
   Net Investment Income                       .023              .046        .051          .034          .023           .030

Less Distributions
------------------
   Dividends (from net investment
      income)                                 (.023)            (.046)      (.051)        (.034)        (.023)         (.030)
                                           --------          --------    --------      --------      --------       --------

Net Asset Value, End of Period             $  1.000          $  1.000    $  1.000      $  1.000      $  1.000       $  1.000
                                           ========          ========    ========      ========      ========       ========

Total Return                                   2.35%             4.70%       5.23%         3.51%         2.34%          3.07%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
      (000 omitted)                         116,250           112,674     184,603       121,886         8,732          6,626
   Ratio of Expenses to Average
      Net Assets                                .75%<F*>          .75%        .75%<F1>      .75%<F1>      .75%<F1>       .75%<F1>
   Ratio of Net Income to Average
      Net Assets                               4.69%<F*>         4.62%       5.13%         3.44%         2.31%          3.02%

<F1>  Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.23%. Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994 and 1995 would have been 2.29%, 1.07% and 0.78%, respectively.

<F2>  Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

<F*>  Annualized

                   SELECTED
                    FUNDS

124 East Marcy Street Santa Fe, New Mexico  87501

=================================================
DIRECTORS                           OFFICERS
William P. Barr                     Robert J. Greenebaum
Floyd A. Brown                        Chairman
William G. Cole                     Shelby M.C. Davis
Shelby M.C. Davis                     President
Robert J. Greenebaum                Kenneth C. Eich
Jerome Hass                           Vice President
James J. McMonagle                  Samuel P. Ynzunza
Katherine L. MacWilliams              Vice President
Richard O'Brien                       & Secretary
Larry Robinson                      Eileen R. Street
Marsha Williams                       Vice President, Treasurer
                                      & Assistant Secretary
                                    Arthur Don
                                      Assistant Secretary
                                    Sheldon R. Stein
                                      Assistant Secretary




INVESTMENT ADVISER & DISTRIBUTOR
Davis Selected  Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
Investors Fiduciary Trust Company
P.O. Box 419782
Kansas City, MO  64141-6782

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602




========================================================================
FOR MORE INFORMATION ABOUT THE SELECTED FUNDS, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
========================================================================

DAVIS SELECTED ADVISERS, L.P.                           THE
GROUP OF FUNDS
                                                        SELECTED FUNDS
Selected American Shares
                                                        SEMI-ANNUAL
Selected Special Shares
                                                        REPORT
Selected U.S. Government
  Income Fund                                           JUNE 30, 1997

Selected Daily Government Fund



INVESTMENT ADVISER & DISTRIBUTOR

Davis Selected Advisers, L.P.
124 E. Marcy Street
Santa Fe, NM 87501




TRANSFER AGENT AND CUSTODIAN

Investors Fiduciary Trust Company
c/o Selected Funds
P.O. Box 419782
Kansas City, MO 64141-6782



LEGAL COUNSEL

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, IL 60602-2502



AUDITORS
                                                        Selected
Tait, Weller and Baker                                     Funds
Two Penn Center, Suite 700                              DAVIS SELECTED ADVISERS
Philadelphia, PA 19102-1707